                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                  Delaware Group Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

              Delaware Group Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                  Voyageur Arizona Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

              Voyageur Colorado Insured Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 Voyageur Florida Insured Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

              Voyageur Minnesota Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                Voyageur Minnesota Municipal Income Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

               Voyageur Minnesota Municipal Income Fund III, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MONDAY, NOVEMBER 1, 1999

To the Shareholders of:
   Delaware Group Dividend and Income Fund, Inc.
   Delaware Group Global Dividend and Income Fund, Inc.
   Voyageur Arizona Municipal Income Fund, Inc.
   Voyageur Colorado Insured Municipal Income Fund, Inc.
   Voyageur Florida Insured Municipal Income Fund
   Voyageur Minnesota Municipal Income Fund, Inc.
   Voyageur Minnesota Municipal Income Fund II, Inc.
   Voyageur Minnesota Municipal Income Fund III, Inc.

This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania on Monday, November 1, 1999 at 10:00 a.m. The purpose of the meeting is to consider and act upon the following Proposals and to transact any other business that properly comes before the meeting and any adjournments of the meeting.

The purposes of the Joint Annual Meeting are as follows:
   1.  To elect a Board of Directors (or Trustees) for each Fund
   2. To ratify the selection of Ernst & Young LLP as Independent Auditors for each Fund

Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.


/s/ Wayne A. Stork
--------------------------
Wayne A. Stork
Chairman

September 30, 1999

                       This page intentionally left blank

DELAWARE(SM)                                                 1818 Market Street
INVESTMENTS                                              Philadelphia, PA 19103
---------------------                                            1-800-362-7500
Philadelphia o London


                                PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MONDAY, NOVEMBER 1, 1999

     Meeting Information. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Monday, November 1, 1999 at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania and/or at any adjournments of the meeting (hereafter, the "Meeting").

     Purpose of Meeting. The purpose of the Meeting is to consider the Proposals listed in the accompanying Notice. The Board of Directors of each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you provide voting instructions promptly to help assure a quorum for the Meeting.

     General Voting Information. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors for the Fund. The persons designated on the Proxy Card as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 1818 Market Street, Philadelphia, PA 19103;
(ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

     Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned of record on September 16, 1999. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about October 6, 1999.

     This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares.

     Required Votes. All shareholders of a Fund vote together on the Proposals, regardless of whether the Fund has both common and preferred shareholders, with one exception. That is that the holders of preferred shares of each of the six Funds that were previously part of the Voyageur family of funds ("Voyageur Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares.

     The amount of votes of each Fund that are needed to approve the Proposals varies. The voting requirements are described within each Proposal. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present. (These different voting standards are explained in the various Proposals.) Because the two Proposals presented are considered to be "routine" voting items, the Funds do not expect to recognize broker non-votes.

     In the event that a quorum is not present or if sufficient votes are not received for the adoption of any Proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

PROPOSAL ONE:  TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

     You are being asked to vote to elect each of the current members of the Board of Directors for your Fund. The nominees are: Wayne A. Stork, David K. Downes, Walter P. Babich, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Charles E. Peck and Janet L. Yeomans. In addition, shareholders of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. are being asked to re-elect John H. Durham, who is also a current member of the Board of Directors of each of those Funds. Mr. Durham is not currently a member of the Boards of the Voyageur Funds and is not a nominee for the Boards of those Funds.

     The Voyageur Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Voyageur Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of such Funds are Thomas
F. Madison and Janet L. Yeomans.

     If elected, these persons will serve as Directors until the next Annual Meeting of Shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

     Directors. Presented below is information about the age, position with the Funds, principal occupation and past business experience of each current Director. Exhibit C lists the year in which each individual became a Director of each Fund.

     *Wayne A. Stork (age 62) Chairman and Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Chairman and Director of Delaware Management Holdings, Inc.; and Director of Delaware International Advisers Ltd. Prior to January 1, 1999, Mr. Stork was Chairman and Director of Delaware Capital Management, Inc.;

-------------------
* This nominee is considered to be an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is affiliated with the investment manager of the Funds.

Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. During the five years prior to January 1, 1999, Mr. Stork also served in various other executive capacities at different times within Delaware Investments.

     *David K. Downes (age 59) President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; President and Director of Delaware Management Company, Inc.; President, Chairman, Chief Executive Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; President, Chief Executive Officer and Director of Delaware Capital Management, Inc.; President of Delaware Management Company (a series of Delaware Management Business Trust); Chairman and Director of Delaware Management Trust Company and Retirement Financial Services, Inc.; Executive Vice President, Chief Operating Officer and Chief Financial Officer of Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; Director of Delaware International Advisers Ltd. During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

     Walter P. Babich (age 72) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

     John H. Durham (age 62) Director/Trustee of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. and 17 other investment companies within Delaware Investments; Director Emeritus of 14 investment companies within Delaware Investments; Private investor; Partner of Complete Care Services, 1995-1999; Director Emeritus of all 33 investment companies within Delaware Investments, 1995-1998; reappointed to the Boards of the 19 investment companies for which he currently serves as Director in 1998; Consultant to Delaware Investments, 1991-1997; Chairman of the Board of each investment company within Delaware Investments, 1986-1991; President of each investment company within Delaware Investments, 1977-1990; Chief Executive Officer of each investment company within Delaware Investments, 1984-1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times.

-------------------
* This nominee is considered to be an "interested person" of the Funds as that term is defined in the 1940 Act, because he is affiliated with the investment manager of the Funds.

     Anthony D. Knerr (age 60) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc., 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

     Ann R. Leven (age 58) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985-1998; Deputy Treasurer of the National Gallery of Art, 1990-1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

     Thomas F. Madison (age 63) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; President and Chief Executive Officer of MLM Partners Inc. (consulting), 1993 to present; Chairman of AetherWorks Inc. (computer telephoney), September 1999 to present and Director, 1992 to present; Director of Valmont Industries (irrigation systems and steel pole manufacturing), 1987 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1996 to present; Director of Aon Risk Services (risk management consulting and insurance brokerage), 1995 to present; Director of Digital River (e-commerce internet software), 1996 to present; Director of Banner Health Systems, 1991 to present; Chairman of the Board of Communications Holdings, Inc., 1996-1999; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Eltrax Systems, Inc. (data communications integration), 1993-1999.

     Charles E. Peck (age 73) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group (residential construction), Inc., 1981-1990.

     Janet L. Yeomans (age 51) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Vice President and Treasurer of the 3M Corporation, 1995 to Present; President of 3M Investment Management Corporation since its inception in 1999; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1995; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant, Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

     Board and Committee Meetings. During the twelve months ended September 30, 1999, each Fund held seven Board meetings. All of the Directors attended at least 75% of those meetings during the time which they served as Director.

     Each Fund has an Audit Committee for the purpose of meeting, at least annually, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of the Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following four Directors appointed by the Board, all of whom are considered to be independent because they are not "interested persons" under the 1940 Act: Ann R. Leven, Chairperson, Anthony D. Knerr, Thomas F. Madison and Charles E. Peck (Mr. Peck replaced Walter P. Babich on the Committee beginning in June, 1999). Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held four meetings for each Fund during the twelve months ended September 30, 1999.

     Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Fund currently consists of the following three Directors appointed by the Board: Anthony D. Knerr and Charles E. Peck, both of whom are independent, and Wayne A. Stork. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Funds.

     Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Funds. Each independent Director (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a Director for all 33 investment companies within Delaware Investments, plus $3,145 for each set of Board meetings attended (seven regular meetings). John H. Durham currently receives a total annual retainer fee of $32,180 for serving as a Director for 19 investment companies within Delaware Investments, plus $1,810 for each set of Board meetings attended. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all of the investment companies within Delaware Investments in the aggregate, with the exception of the chairperson, who receives $6,000.

     Under the terms of each Fund's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the investment companies for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the investment companies at the time of the person's retirement. If an eligible Director of each investment company within the Delaware Investments family had retired as of August 31, 1999, he or she would have been entitled to annual payments in an amount equal to the annual retainer fee noted in the previous paragraph. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the investment companies within Delaware Investments as a whole during the twelve months ended August 31, 1999.

                            Wayne A.   David K.  Walter P.   John H.    Anthony D.   Ann R.   Thomas F.   Charles E.    Janet L.
Fund Name                    Stork     Downes      Babich    Durham(1)    Knerr      Leven     Madison      Peck       Yeomans(2)
---------                  ---------   -------   ---------   ---------  ----------   ------   ---------   ----------   ----------
Delaware Group
   Dividend and
   Income Fund, Inc.          None       None      $1,345       $890      $1,345     $1,360     $1,306      $1,267         N/A
Delaware Group
   Global Dividend
   and Income
   Fund, Inc.                 None       None        $967       $667        $967       $974       $950        $933         N/A
Voyageur Arizona
   Municipal Income
   Fund, Inc.                 None       None        $857        N/A        $857       $861       $853        $836         $95
Voyageur Colorado
   Insured Municipal
   Income Fund, Inc.          None       None        $965        N/A        $965       $972       $960        $932         $95
Voyageur Florida
   Insured Municipal
   Income Fund                None       None        $824        N/A        $824       $828       $821        $808         $95
Voyageur Minnesota
   Municipal Income
   Fund, Inc.                 None       None        $831        N/A        $831       $835       $828        $814         $95
Voyageur Minnesota
   Municipal Income
   Fund II, Inc.              None       None      $1,105        N/A      $1,105     $1,115     $1,096      $1,056         $95
Voyageur Minnesota
   Municipal Income
   Fund III, Inc.             None       None        $781        N/A        $781       $784       $779        $770         $95
Total Compensation
   From All Investment
   Companies in Delaware
   Investments for the
   12 months ended
   August 31, 1999            None       None     $59,525    $49,989     $65,168    $66,167    $65,168     $62,667     $28,405

(1)  Mr. Durham is not a member of the Board of Directors of any Voyageur Fund.
(2) Ms. Yeomans was appointed to the Board of Directors on April 16, 1999 to replace W. Thacher Longstreth, who retired.

     Officers. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Wayne A. Stork, David K. Downes, Richard G. Unruh, H. Thomas McMeekin, Richard J. Flannery, Eric
E. Miller, Michael P. Bishof, Joseph H. Hastings, Mitchell L. Conery, Patrick P. Coyne, Michael J. Dugan, Elizabeth H. Howell, Paul A. Matlack and Andrew M. McCullagh. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Stork and Mr. Downes, whose information is set forth above along with the other Directors. The Exhibit also identifies which officers are also officers of DMC, the investment manager of each Fund, or Delaware International Advisers Ltd. ("DIAL"), the sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. They are considered to be "interested persons" of the Funds under the 1940 Act.

     Section 16 of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers, and persons who own more than ten percent of a fund's common stock, as well as a fund's investment manager or sub-adviser and certain affiliated persons of the investment manager or sub-adviser, file with the SEC and the relevant securities exchange, reports of their ownership and changes in ownership of such common stock on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to each such fund copies of all Forms 3, 4 and 5 that they file.

     Based upon a review of these filings and certain written representatives from such persons that no other reports were required to be filed, the Funds believe that, except as noted below, the requirements of Section 16 were met. All of the Funds note that Form 3s were not filed on a timely basis for Janet L. Yeomans. Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. note that Form 3s were not filed on a timely basis for John H. Durham and Michael J. Dugan.

     Management's Ownership of the Funds. Attached to this Proxy Statement as Exhibit E is a list of the Directors' shareholdings of all Delaware Investments funds on an individual basis, and states the aggregate holdings of such funds by all of the Directors and executive officers as a group.

     Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. For Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc. and Voyageur Florida Insured Municipal Income Fund, a plurality of votes cast at the Meeting is sufficient to elect any nominee as Director. This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions. For the remaining five Funds, which are Voyageur Funds, the affirmative vote of a majority of the shares represented at the Meeting is required to elect each nominee as Director.

     In addition, the holders of the preferred shares of the six Voyageur Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of those Funds. The affirmative vote of a majority of the preferred shares represented at the Meeting is sufficient to elect these two nominees, except in the case of Voyageur Florida Insured Municipal Income Fund, where the vote of only a plurality of the preferred shares represented at the Meeting is required.

PROPOSAL TWO:  TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS
               INDEPENDENT AUDITORS FOR EACH FUND

     The Board of Directors of each Fund has selected Ernst & Young LLP as independent auditors for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Each Fund's Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Fund's annual audit.

     Required Vote. The affirmative vote of a majority of the votes of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. that are cast at the Meeting is required to ratify the selection of Ernst & Young LLP for those Funds. The shareholders of the Voyageur Funds can ratify the selection of the auditors with the affirmative vote of a majority of the shares represented at the Meeting.

     The Board of Directors of each Fund recommends you vote "FOR" ratification of the selection of Ernst & Young LLP as independent auditors for such Fund for the current fiscal year.

OTHER INFORMATION

     Investment Manager. Delaware Management Company (a series of Delaware Management Business Trust), One Commerce Square, Philadelphia, PA 19103, serves as investment manager to each Fund. Delaware International Advisers Ltd. ("DIAL"), Third Floor, 80 Cheapside, London, England EC2V 6EE, serves as sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Investment Advisers Act of 1940, as amended, and is a member of the Investment Management Regulatory Organization (IMRO) in the United Kingdom.

     Administrator. Delaware Service Company, Inc., 1818 Market St., Philadelphia, PA 19103, performs administrative and accounting services for the Funds.

     Shareholder Proposals. If a Fund holds an annual meeting of shareholders in 2000, shareholder proposals for that meeting must be received no later than January 27, 2000. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at its principal executive office.

     Fund Reports. Each Fund's most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown at the beginning of the Proxy Statement.

                                   EXHIBIT A
           OUTSTANDING SHARES AS OF RECORD DATE (SEPTEMBER 16, 1999)

Delaware Group Dividend and Income Fund, Inc.            14,307,000.000

Delaware Group Global Dividend and Income Fund, Inc.      6,650,646.809

Voyageur Arizona Municipal Income Fund, Inc.              2,982,700.000

  Common Stock             2,982,200.000
  Preferred Stock                500.000

Voyageur Colorado Insured Municipal Income Fund, Inc.     4,837,900.000
  Common Stock             4,837,100.000
  Preferred Stock                800.000

Voyageur Florida Insured Municipal Income Fund            2,422,600.000

  Common Shares            2,422,200.000
  Preferred Shares               400.000

Voyageur Minnesota Municipal Income Fund, Inc.            2,595,100.000
  Common Stock             2,594,700.000
  Preferred Stock                400.000

Voyageur Minnesota Municipal Income Fund II, Inc.         7,253,400.000
  Common Stock             7,252,200.000
  Preferred Stock              1,200.000

Voyageur Minnesota Municipal Income Fund III, Inc.        1,837,500.000
  Common Stock             1,837,200.000
  Preferred Stock                300.000

                                   EXHIBIT B

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

         The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of September 16, 1999. Management does not have knowledge of beneficial owners.

                                                                                           Percent of
Fund                                   Name and Address            Number of Shares     Outstanding Shares
----                                   ----------------            ----------------     ------------------
Delaware Group Dividend                Cede & Co.
   and Income Fund, Inc.               P.O. Box 20
                                       Bowling Green Station
                                       New York, NY 10004             13,938,144              97.42% of Fund

Delaware Group Global                  Cede & Co.
   Dividend and Income Fund, Inc.      P.O. Box 20
                                       Bowling Green Station
                                       New York, NY 10004              6,474,106              97.35% of Fund

Voyageur Arizona                       Cede & Co.
   Municipal Income Fund, Inc.         P.O. Box 20
   Common Stock                        Bowling Green Station
                                       New York, NY 10004              2,842,560              95.30% of Fund

Voyageur Arizona                       Salomon Smith Barney, Inc.
   Municipal Income Fund, Inc.         Attn: Pat Haller
   Preferred Stock                     333 West 34th Street                             48.00% of Preferred Stock
   Series A                            New York, NY 10001                    240              0.008% of Fund

Voyageur Arizona                       Salomon Smith Barney, Inc.
   Municipal Income Fund, Inc.         Attn: Pat Haller
   Preferred Stock                     333 West 34th Street                             39.60% of Preferred Stock
   Series B                            New York, NY 10001                    198              0.007% of Fund

                                       UMB Bank
                                       Investment Division
                                       Attn: Melanie Rees
                                       1010 Grand Street, 2nd Fl.                       10.40% of Preferred Stock
                                       Kansas City, MO 64106                  52              0.002% of Fund

Voyageur Colorado Insured              Cede & Co.
   Municipal Income Fund, Inc.         P.O. Box 20
   Common Stock                        Bowling Green Station
                                       New York, NY 10004              4,464,277              92.27% of Fund

Voyageur Colorado Insured              Merrill Lynch, Pierce, Fenner
   Municipal Income Fund, Inc.         & Smith Safekeeping
   Preferred Stock                     Attn: Veronica O'Nell
   Series A                            4 Corporate Place
                                       Corporate Park 287                              40.63% of Preferred Stock
                                       Piscataway, NJ 08855                  325              0.007% of Fund

                                       Salomon Smith Barney, Inc.
                                       Attn: Pat Haller
                                       333 West 34th Street                             5.75% of Preferred Stock
                                       New York, NY 10001                     46              0.001% of Fund

Voyageur Colorado Insured              Merrill Lynch, Pierce, Fenner
   Municipal Income Fund, Inc.         & Smith Safekeeping
   Preferred Stock                     Attn: Veronica O'Nell
   Series B                            4 Corporate Place
                                       Corporate Park 287                               35.00% of Preferred Stock
                                       Piscataway, NJ 08855                  280              0.006% of Fund

                                       Salomon Smith Barney, Inc.
                                       Attn: Pat Haller
                                       333 West 34th Street                             13.13% of Preferred Stock
                                       New York, NY 10001                    105              0.002% of Fund

                                                                                           Percent of
Fund                                   Name and Address            Number of Shares     Outstanding Shares
----                                   ----------------            ----------------     ------------------
Voyageur Florida Insured               Cede & Co.
   Municipal Income Fund               P.O. Box 20
   Common Shares                       Bowling Green Station
                                       New York, NY 10004              2,114,780              87.29% of Fund

Voyageur Florida Insured               Salomon Smith Barney, Inc.
   Municipal Income Fund               Attn: Pat Haller
   Preferred Shares                    333 West 34th Street                             30.25% of Preferred Shares
   Series A                            New York, NY 10001                    121             0.005% of Fund

                                       Paine Webber Inc.
                                       Attn: Jane Doyle
                                       1000 Harbor Boulevard                            19.75% of Preferred Shares
                                       Weehawken, NJ 07087                    79             0.003% of Fund

Voyageur Florida Insured               Salomon Smith Barney, Inc.
   Municipal Income Fund               Attn: Pat Haller
   Preferred Shares                    333 West 34th Street                             47.75% of Preferred Shares
   Series B                            New York, NY 10001                    191             0.008% of Fund

Voyageur Minnesota                     Cede & Co.
   Municipal Income Fund, Inc.         P.O. Box 20
   Common Stock                        Bowling Green Station
                                       New York, NY 10004              2,206,923          85.04% of Fund

Voyageur Minnesota                     Salomon Smith Barney, Inc.
   Municipal Income Fund, Inc.         Attn: Pat Haller
   Preferred Stock                     333 West 34th Street                             68.00% of Preferred Stock
                                       New York, NY 10001                    272             0.01% of Fund

                                       The Chase Manhattan Bank
                                       Attn: Orma Trim, Supervisor
                                       4 New York Plaza, 13th Fl.                       31.75% of Preferred Stock
                                       New York, NY 10004                    127             0.005% of Fund

Voyageur Minnesota                     Cede & Co.
   Municipal Income Fund II, Inc.      P.O. Box 20
   Common Stock                        Bowling Green Station
                                       New York, NY 10004              6,277,650             86.54% of Fund

Voyageur Minnesota                     Salomon Smith Barney, Inc.
   Municipal Income Fund II, Inc.      Attn: Pat Haller
   Preferred Stock                     333 West 34th Street                             26.59% of Preferred Stock
   Series A                            New York, NY 10001                    319             0.004% of Fund

Voyageur Minnesota                     Paine Webber Inc.
   Municipal Income Fund II, Inc.      Attn: Jane Doyle
   Preferred Stock                     1000 Harbor Blvd.                                21.50% of Preferred Stock
   Series B                            Weehawken, NJ 07087                   258             0.003% of Fund

                                       Salomon Smith Barney, Inc.
                                       Attn: Pat Haller
                                       333 West 34th Street                             47.50% of Preferred Stock
                                       New York, NY 10001                    570             0.007% of Fund

Voyageur Minnesota                     Cede & Co.
   Municipal Income Fund III, Inc.     P.O. Box 20
   Common Stock                        Bowling Green Station
                                       New York, NY 10004              1,632,936          88.86% of Fund

Voyageur Minnesota Municipal           Salomon Smith Barney, Inc.
   Income Fund III, Inc.               Attn: Pat Haller
   Preferred Stock                     333 West 34th Street                             84.00% of Preferred Stock
                                       New York, NY 10001                    252             0.01% of Fund

                                       UMB Bank
                                       Investment Division
                                       Attn: Melanie Rees
                                       1010 Grand Street, 2nd Fl.                       16.00% of Preferred Stock
                                       Kansas City, MO 64106                  48             0.002% of Fund

                                   EXHIBIT C

               YEARS THAT DIRECTORS OR TRUSTEES FIRST TOOK OFFICE

                          Wayne A.   David K.     Walter P.   John H.     Anthony D.     Ann R.    Thomas F.    Charles E.  Janet L.
Fund Name                  Stork      Downes       Babich     Durham1        Knerr       Leven      Madison        Peck     Yeomans
---------                 --------   --------     ---------   -------     ----------     ------    ---------    ----------  --------
Delaware Group
   Dividend and
   Income Fund, Inc.        1993      1999          1993        1993         1993         1993       1997          1993       1999
Delaware Group
   Global Dividend
   and Income
   Fund, Inc.               1993      1999          1993        1993         1993         1993       1997          1993       1999
Voyageur Arizona
   Municipal Income
   Fund, Inc.               1997      1999          1997         N/A         1997         1997       1994          1997       1999
Voyageur Colorado
   Insured Municipal
   Income Fund, Inc.        1997      1999          1997         N/A         1997         1997       1994          1997       1999
Voyageur Florida
   Insured Municipal
   Income Fund              1997      1999          1997         N/A         1997         1997       1994          1997       1999
Voyageur Minnesota
   Municipal Income
   Fund, Inc.               1997      1999          1997         N/A         1997         1997       1994          1997       1999
Voyageur Minnesota
   Municipal Income
   Fund II, Inc.            1997      1999          1997         N/A         1997         1997       1994          1997       1999
Voyageur Minnesota
   Municipal Income
   Fund III, Inc.           1997      1999          1997         N/A         1997         1997       1994          1997       1999

(1) Mr. Durham was reappointed to the Boards of Directors of most of the investment companies within Delaware Investments on April 16, 1998. However, he is not a member of the Boards of Directors of any Voyageur Fund.

                                   EXHIBIT D

                        EXECUTIVE OFFICERS OF THE FUNDS

         Richard G. Unruh, Jr. (age 59) Mr. Unruh serves as Executive Vice President/Chief Investment Officer, Equities for the Funds and for the other 25 investment companies within Delaware Investments. He also serves as Executive Vice President/Chief Investment Officer, Equities of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President and Trustee of Delaware Management Business Trust; Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.; Chief Executive Officer/Chief Investment Officer, Equities of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within Delaware Investments.

         H. Thomas McMeekin (age 46) Mr. McMeekin serves as Executive Vice President/Chief Investment Officer, Fixed Income for the Funds and for the other 25 investment companies within Delaware Investments. He also serves as Executive Vice President/Chief Investment Officer, Fixed Income of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President and Director of Delaware Management Holdings, Inc.; and Executive Vice President of Delaware Management Business Trust and Delaware Capital Management, Inc. During the past five years, Mr. McMeekin has also been employed in various executive capacities for Lincoln National Corporation.

         Richard J. Flannery (age 42) Mr. Flannery serves as Executive Vice President and General Counsel for the Funds and for the other 25 investment companies within Delaware Investments. He also serves as Executive Vice President and General Counsel of Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P. and Founders CBO Corporation; Executive Vice President/General Counsel and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Management Business Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., and Delvoy, Inc.; and Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd. During the last five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

         Eric E. Miller (age 46) Mr. Miller serves as Senior Vice President, Deputy General Counsel and Secretary for the Funds and for the other 25 investment companies within Delaware Investments. He also serves as Senior Vice President, Deputy General Counsel and Assistant Secretary for Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc. and Founders Holdings, Inc. During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.

         Michael P. Bishof (age 37) Mr. Bishof serves as Senior Vice President/Treasurer for the Funds and for the other 25 investment companies within Delaware Investments. He also serves as Senior Vice President, Investment Accounting and Treasurer for Founders Holdings, Inc. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Assistant Treasurer for Founders CBO Corporation; and Senior Vice President/Manager of Investment Accounting for Delaware International Holdings Ltd. Mr. Bishof also serves as Senior Vice President, Investment Accounting of Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware Service Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust). Since June 1995, Mr. Bishof has served in various executive capacities at different times within Delaware Investments. Before joining Delaware Investments in June 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY from October 1994 to June 1995; a Vice President for CS First Boston Investment Management, New York, NY from April 1993 to October 1994; and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from April 1987 to April 1993.

         Joseph H. Hastings (age 49) Mr. Hastings serves as Senior Vice President/Corporate Controller for the Funds and for the other 25 investment companies within Delaware Investments and for Delaware Investment Advisers (a series of Delaware Management Business Trust). He also serves as Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc. and Delvoy, Inc.; Chief Financial Officer of Retirement Financial Services, Inc.; Executive Vice President, Treasurer and Chief Financial Officer of Delaware Management Trust Company; and Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

         Mitchell L. Conery (age 40) Mr. Conery serves as Vice President/Senior Portfolio Manager for the Funds and for the other 25 investment companies within Delaware Investments. He also serves in that capacity for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996, and was previously a research analyst with CS First Boston and MBIA Corporation.

         Patrick P. Coyne (age 36) Mr. Coyne serves as Vice President/Senior Portfolio Manager for the Funds and for the other 25 investment companies within Delaware Investments. He also serves in that capacity for Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc. During the past five years, Mr. Coyne has served in various executive capacities at different times within Delaware Investments.

         Michael J. Dugan (age 51) Mr. Dugan serves as Vice President/Senior Portfolio Manager for the Funds and for the other 25 investment companies within Delaware Investments. He also serves in that capacity for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Prior to rejoining Delaware Investments in 1997, Mr. Dugan was Director of Research for McGlinn Capital Management Inc. from February 1996 to May 1997 and a Portfolio Manager for Thompson, Siegel and Walmsley from May 1988 to February 1996.

         Elizabeth H. Howell (age 37) Ms. Howell serves as Vice President/Senior Portfolio Manager for the Funds and for the other 25 investment companies within Delaware Investments. She also serves in that capacity for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Before joining Delaware Investments in 1997, Ms. Howell was a senior portfolio manager with Voyageur Fund Managers, Inc.

         Paul A. Matlack (age 39) Mr. Matlack serves as Vice President/Senior Portfolio Manager for the Funds and for the other 25 investment companies within Delaware Investments. He also serves in that capacity for Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Founders Holdings, Inc.; and President and Director of Founders CBO Corporation. During the past five years, Mr. Matlack has served in various executive capacities at different times within Delaware Investments.

         Andrew M. McCullagh, Jr. (age 51) Mr. McCullagh serves as Vice President/Senior Portfolio Manager for the Funds and for the other 25 investment companies within Delaware Investments. He also serves in that capacity for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Before joining Delaware Investments in 1997, Mr. McCullagh was a senior portfolio manager with Voyageur Fund Managers, Inc.

                                   EXHIBIT E

          SHAREHOLDINGS BY DIRECTORS IN THE DELAWARE INVESTMENTS FUNDS

                             AS OF AUGUST 31, 1999

                                                                               Percentage of Series/
                 Company                             Shares Owned                   Fund Owned
                 -------                             ------------              ---------------------
Wayne A. Stork
   Delaware Group Equity Funds I, Inc.
      Delaware Devon Fund ..........................    66,756.592             less than 1%/less than 1%
   Delaware Group Equity Funds II, Inc.
      Delaware Decatur Equity
      Income Fund ..................................     1,358.392             less than 1%/less than 1%
   Delaware Group Equity Funds V, Inc.
      Delaware Small Cap Value Fund ................   180,304.662                     1.28%/1.22%
   Delaware Group Income Funds, Inc.
      Delaware Delchester Fund .....................   671,673.060             less than 1%/less than 1%
      Delaware High-Yield
      Opportunities Fund ........................... 1,189,138.238                 25.54%/less than 1%
   Delaware Group Government Fund, Inc.
      Delaware American Government
      Bond Fund ....................................     5,710.806             less than 1%/less than 1%
   Delaware Group Cash Reserve, Inc.
      Delaware Cash Reserve Fund ................... 2,901,334.960             less than 1%/less than 1%
   Delaware Group Tax-Free Money Fund
      Delaware Tax-Free Money Fund .................     1,102.370             less than 1%/less than 1%
   Delaware Group State Tax-Free Income Trust
      Delaware Tax-Free Pennsylvania Fund ..........   931,291.543             less than 1%/less than 1%
   Delaware Group Global & International
      Funds, Inc.
      Delaware International Equity Fund ...........    12,059.765             less than 1%/less than 1%
   Voyageur Mutual Funds III, Inc.
      Delaware Aggressive Growth Fund ..............     9,565.838             less than 1%/less than 1%

Walter P. Babich
   Delaware Group Equity Funds I, Inc.
      Delaware Devon Fund ..........................     8,556.058             less than 1%/less than 1%
   Delaware Group Cash Reserve, Inc.
      Delaware Cash Reserve Fund ...................    23,401.870             less than 1%/less than 1%
   Voyageur Mutual Funds III, Inc.
      Delaware Aggressive Growth Fund ..............     9,895.821             less than 1%/less than 1%

Ann R. Leven
   Delaware Group Equity Funds I, Inc.
      Delaware Balanced Fund .......................       797.299             less than 1%/less than 1%
      Delaware Devon Fund ..........................       350.339             less than 1%/less than 1%
   Delaware Group Equity Funds II, Inc.
      Delaware Decatur Equity Income Fund ..........     2,444.654             less than 1%/less than 1%
      Delaware Growth and Income Fund ..............     2,326.804             less than 1%/less than 1%

                                       15

                                                                               Percentage of Series/
                 Company                             Shares Owned                   Fund Owned
                 -------                             ------------              ---------------------
Ann R. Leven (continued)
   Delaware Group Equity Funds III
      Delaware Trend Fund ..........................   2,732.464               less than 1%/less than 1%
   Delaware Group Equity Funds V, Inc.
      Delaware Small Cap Value Fund ................   1,000.996               less than 1%/less than 1%
   Delaware Group Global & International
      Funds, Inc.
      Delaware International Equity Fund ...........   1,191.454               less than 1%/less than 1%

Charles E. Peck
   Delaware Group Equity Funds I, Inc.
      Delaware Balanced Fund .......................  15,804.105               less than 1%/less than 1%
      Delaware Devon Fund ..........................   8,408.579               less than 1%/less than 1%
   Delaware Group Equity Funds II, Inc.
      Delaware Growth and Income Fund ..............  11,007.104               less than 1%/less than 1%
   Delaware Group Equity Funds III
      Delaware Trend Fund ..........................  21,330.433               less than 1%/less than 1%
   Delaware Group Equity Funds IV, Inc.
      Delaware DelCap Fund .........................   7,047.861               less than 1%/less than 1%
   Delaware Group Equity Funds V, Inc.
      Delaware Small Cap Value Fund ................   6,532.026               less than 1%/less than 1%
   Delaware Group Income Funds, Inc.
      Delaware Delchester Fund .....................  71,450.641               less than 1%/less than 1%
   Delaware Group Limited-Term Government
      Funds, Inc.
      Delaware Limited-Term
      Government Fund ..............................  17,807.809               less than 1%/less than 1%
   Delaware Group Adviser Funds, Inc.
      Delaware U.S. Growth Fund ....................  14,417.178               less than 1%/less than 1%
   Delaware Group Global & International
      Funds, Inc.
      Delaware International Equity Fund ...........   8,813.403               less than 1%/less than 1%

David K. Downes
   Delaware Group Equity Funds I, Inc.
      Delaware Balanced Fund .......................   1,203.495               less than 1%/less than 1%
      Delaware Devon Fund ..........................   1,518.028               less than 1%/less than 1%
   Delaware Group Equity Funds II, Inc.
      Delaware Decatur Equity Income Fund ..........   1,432.521               less than 1%/less than 1%
      Delaware Growth and Income Fund ..............   1,073.051               less than 1%/less than 1%
      Delaware Blue Chip Fund ......................     111.117               less than 1%/less than 1%
      Delaware Social Awareness Fund ...............     102.380               less than 1%/less than 1%

                                       16

                                                                               Percentage of Series/
                 Company                             Shares Owned                   Fund Owned
                 -------                             ------------              ---------------------
David K. Downes (continued)
   Delaware Group Equity Funds III
      Delaware Trend Fund ..........................  1,167.201                less than 1%/less than 1%
   Delaware Group Equity Funds IV, Inc.
      Delaware DelCap Fund .........................    428.910                less than 1%/less than 1%
   Delaware Group Equity Funds V, Inc.
      Delaware Small Cap Value Fund ................  1,859.649                less than 1%/less than 1%
   Delaware Group Income Funds, Inc.
      Delaware High-Yield Opportunities Fund .......  2,307.841                less than 1%/less than 1%
   Delaware Group Income Funds, Inc.
      Delaware Strategic Income Fund ...............  7,643.140                less than 1%/less than 1%
   Delaware Group Limited Term Government
      Funds, Inc.
      Delaware Limited Term
      Government Fund ..............................    155.617                less than 1%/less than 1%
   Delaware Group Cash Reserve, Inc.
      Delaware Cash Reserve Fund ................... 48,675.870                less than 1%/less than 1%
   Delaware Group State Tax-Free Income Trust
      Delaware Tax-Free Pennsylvania Fund ..........  1,394.832                less than 1%/less than 1%
   Delaware Group Tax-Free Fund, Inc.
      Delaware Tax-Free USA Intermediate Fund ......  1,072.815                less than 1%/less than 1%
   Delaware Pooled Trust, Inc.
      REIT Fund ....................................     92.133                less than 1%/less than 1%
   Delaware Group Global & International
      Funds, Inc.
      Delaware Emerging Markets Fund ...............    943.352                less than 1%/less than 1%
      Delaware Global Equity Fund ..................  1,242.618                less than 1%/less than 1%
      Delaware International Equity Fund ...........  1,438.825                less than 1%/less than 1%
      Delaware Global Bond Fund ....................    122.662                less than 1%/less than 1%
   Delaware Group Adviser Funds, Inc.
      Delaware U.S. Growth Fund ....................     96.097                less than 1%/less than 1%
      Delaware Overseas Equity Fund ................    152.022                less than 1%/less than 1%
   Voyageur Mutual Funds, Inc.
      Delaware National High-Yield Municipal
      Bond Fund ....................................    383.389                less than 1%/less than 1%
   Voyageur Mutual Funds III, Inc.
      Delaware Aggressive Growth Fund ..............  2,451.426                less than 1%/less than 1%

                                       17

                                                                               Percentage of Series/
                 Company                             Shares Owned                   Fund Owned
                 -------                             ------------              ---------------------
Thomas F. Madison
   Delaware Group Equity Funds I, Inc.
      Delaware Devon Fund                               249.265                less than 1%/less than 1%
   Delaware Group Global & International
      Funds, Inc.
      Delaware International Equity Fund                161.615                less than 1%/less than 1%
   Voyageur Mutual Funds III, Inc.
      Delaware Aggressive Growth Fund                   136.331                less than 1%/less than 1%

John H. Durham
   Delaware Group Cash Reserve, Inc.
      Delaware Cash Reserve Fund                     86,372.750                less than 1%/less than 1%
   Delaware Group Adviser Funds, Inc.
      Delaware New Pacific Fund                       8,503.401                less than 1%/less than 1%

         With respect to the Funds for which this Proxy Statement is provided, the Directors and executive officers as a group owned, in the aggregate on August 31, 1999: 2,479 shares of common stock (less than 1% of the Fund's outstanding shares) of Voyageur Minnesota Municipal Income Fund, Inc., 8,644 shares of common stock (less than 1% of the Fund's outstanding shares) of Voyageur Minnesota Municipal Income Fund II, Inc., and 3,354 shares of common stock (less than 1% of the Fund's outstanding shares) of Voyageur Minnesota Municipal Income Fund III, Inc.

                       This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

                                   __________________________________________



                                      DELAWARE GROUP DIVIDEND AND
                                        INCOME FUND, INC.
                                      DELAWARE GROUP GLOBAL DIVIDEND
                                        AND INCOME FUND, INC.
                                      VOYAGEUR ARIZONA MUNICIPAL
                                        INCOME FUND, INC.
                                      VOYAGEUR COLORADO INSURED
                                        MUNICIPAL INCOME FUND, INC.
                                      VOYAGEUR FLORIDA INSURED
                                        MUNICIPAL INCOME FUND
                                      VOYAGEUR MINNESOTA MUNICIPAL
                                        INCOME FUND, INC.
                                      VOYAGEUR MINNESOTA MUNICIPAL
                                        INCOME FUND II, INC.
                                      VOYAGEUR MINNESOTA MUNICIPAL
                                        INCOME FUND III, INC.

                                   ===========================================

                                   -------------------------------------------

                                   -------------------------------------------




                                   PROXY STATEMENT
                                   Notice of Joint
                                   Annual Meeting
                                   of Shareholders
                                   --------------------------------------------
                                   NOVEMBER 1, 1999










                                   DELAWARE(SM)
                                   INVESTMENTS
                                   ---------------------
PX-DECE [-]PP 10/99                Philadelphia o London

                               FORM OF PROXY CARD
                                       FOR
                  DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
              DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

            [The following information appears on left side of Card]

1. To elect the following nominees as Directors of the Fund


   01) WAYNE A. STORK          04) JOHN H. DURHAM         07) THOMAS F. MADISON
   02) DAVID K. DOWNES         05) ANTHONY D. KNERR       08) CHARLES E. PECK
   03) WALTER P. BABICH        06) ANN R. LEVEN           09) JANET L. YEOMANS


--------------------------------------------------------------------------------
     If you checked "For All Except," write the withheld nominee's number on the line above

2. To ratify the selection of Ernst & Young LLP as Independent Auditors for the Fund

[Registered Account Holder Information Appears Here]

           [The following information appears on right side of card.]

Please vote by checking (7) the appropriate boxes below.

                   FOR              WITHHOLD              FOR ALL
                   ALL                ALL                 EXCEPT

                    X                  X                     X

                   FOR              AGAINST               ABSTAIN

                    X                  X                     X

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.


           Date:______________________________________________, 1999

         ---------------------------------------------------------------


         ---------------------------------------------------------------
              Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                             [REVERSE SIDE OF CARD]


                              DELAWARE INVESTMENTS
                               1818 MARKET STREET
                             PHILADELPHIA, PA 19103





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Wayne A. Stork and David K. Downes, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania, on November 1, 1999 at 10:00 A.M., or at any postponement or adjournment thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be voted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                               FORM OF PROXY CARD
                                       FOR
                  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
              VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                 VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                 VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
                VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
               VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.


          [The following information appears on the left side of Card]


1.  To elect the following nominees as Directors or Trustees of the Fund

    01) WAYNE A. STORK         04) ANTHONY D. KNERR        07) CHARLES E. PECK
    02) DAVID K. DOWNES        05) ANN R. LEVEN            08) JANET L. YEOMANS*
    03) WALTER P. BABICH       06) THOMAS F. MADISON*

          *The holders of common shares may not vote for these nominees


--------------------------------------------------------------------------------
     If you checked "For All Except," write the withheld nominee's number on the line above

2. To ratify the selection of Ernst & Young LLP as Independent Auditors for the Fund

[Registered Account Holder Information Appears Here]

        [The following information appears on the right side of the card]

          Please vote by checking (7) the appropriate boxes below.

               FOR              WITHHOLD            FOR ALL
               ALL                ALL               EXCEPT

                X                  X                   X

               FOR              AGAINST             ABSTAIN

                X                  X                   X

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.


            Date:_____________________________________________, 1999

         ---------------------------------------------------------------


         ---------------------------------------------------------------
            Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                             [REVERSE SIDE OF CARD]

                              DELAWARE INVESTMENTS
                               1818 MARKET STREET
                             PHILADELPHIA, PA 19103





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE FUND

The undersigned hereby appoints Wayne A. Stork and David K. Downes, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania, on November 1, 1999 at 10:00 A.M., or at any postponement or adjournment thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be voted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.